UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2023

Lightwave Logic, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40766	82-0497368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

369 Inverness Parkway, Suite 350, Englewood, CO80112

(Address of principal executive offices, including Zip Code)

(720) 340-4949

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LWLG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Amendment to 2016 Equity Incentive Plan

At the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Lightwave Logic, Inc. (the “Company”) held on May 25, 2023, the Company’s shareholders approved an amendment to the Company’s 2016 Equity Incentive Plan (the “Plan”) to increase the number of shares reserved pursuant to the Plan from 8 million to 13 million shares of common stock and to include Restricted Stock Units as a type of award that may be granted pursuant to the Plan. A summary of the Plan, and the amendment, are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 14, 2023. The summary of the Plan, along with the amendment, is qualified in its entirety by reference to the full text of the Plan, and the amendment, both of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Lightwave Logic, Inc. (the “Company”) was held on May 25, 2023. As of the close of business on March 28, 2023, the Company had outstanding 114,002,707 shares of common stock, of which 50,322,835 shares were represented at the meeting by proxy and in person; accordingly, a quorum was constituted. The matters voted upon and the final results of the voting were as follows:

Proposal 1:  Election of Directors

The following persons were elected to the Board of Directors to serve until the 2026 Annual Meeting of Shareholders or until their successors have been duly elected or appointed and qualified:

Name	Votes For	Votes Withheld	Abstain	Broker Non-votes
James S. Marcelli	18,652,367	6,615,894	—	25,054,574

Proposal 2:  Ratification of the appointment of Morison Cogen LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2023

The following votes were cast with respect to Proposal 2.  The proposal was approved.

For	Against	Abstain	Broker Non-votes
49,667,197	230,193	425,445	—

Proposal 3:  Approval of the amendment to the Company's 2016 Equity Incentive Plan

The following votes were cast with respect to Proposal 3.  The proposal was approved.

For	Against	Abstain	Broker Non-votes
16,722,181	7,616,694	929,386	25,054,574

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	2016 Equity Incentive Plan (Incorporated by reference to Appendix A to the Company's Definitive Schedule 14A filed with the SEC on April 20, 2016)
10.2	Amendment No. 2 to 2016 Equity Incentive Plan (Incorporated by reference to Appendix A to the Company's Definitive Schedule 14A filed with the SEC on April 14, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By:	/s/ James S. Marcelli
Name:	James S. Marcelli
Title:	President

Dated: May 30, 2023